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                                                                   EXHIBIT 10.1

                                                               February 15, 2000

Acqua Wellington North American Equities Fund Limited
c/o MeesPierson Fund Services (Bahamas) Ltd.
Montague Sterling Centre
East Bay Street, P.O. Box SS-6238
Nassau, Bahamas


Dear Sirs:

         This letter sets forth the agreement of Acqua Wellington North American Equities Fund Limited (the "Purchaser") and Tegal Corporation (the "Company") regarding the purchase by the Purchaser from the Company of the Company's common stock (the "Common Stock") on the date hereof. The parties agree as follows:

1. This Agreement relates to the purchase by the Purchaser of 849,514 shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $5,029,982, which purchase is being settled by the parties on the date hereof.

2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. A copy of the duly executed resolutions of the Board of Directors of the Company is attached hereto as Exhibit "B". This Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer. A copy of a duly executed incumbency certificate of the Company's duly authorized officers is attached hereto as Exhibit "C". This Agreement (assuming its due execution and delivery by the other party hereto) constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).


3. The Shares to be issued under this Agreement have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and nonassessable.



4. The Company represents and warrants that (a) the Company has filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under

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         the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3, Commission File Number 333-94093 (such registration statement, as amended when it became effective on January 10, 2000 under the Securities Act, shall be referred to hereinafter as the "Registration Statement"); (b) the Company has filed a prospectus supplement to the Registration Statement in connection with this transaction; and (c) the Shares are registered under the Registration Statement. Copies of the Registration Statement and the Prospectus Supplement, each as filed (and declared effective, if applicable) by the Securities and Exchange Commission, are annexed hereto as Exhibits "D" and "E", respectively.

5. As of February 14, 2000 neither Purchaser or its affiliates hold any securities of the Company.

6. The Company will continue to take all reasonable action necessary to continue the listing or trading of its Common Stock on the NASDAQ National Market or any relevant market or system, if applicable, and will comply in all material respects with the Company's reporting, listing (including, without limitation, the listing of the Shares purchased by the Purchaser) or other obligations under the rules of the NASDAQ National Market or any relevant market or system.


7. The Company has filed with the Commission all reports, forms, registration statements, definitive proxy statements and documents required to be filed with the SEC since March 31, 1997 (the "Commission Filings"). The Company has delivered or made available to the Purchaser true and complete copies of the Commission Filings. As of their respective dates, each of the Commission Filings complied in all material respects with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder, and, as of their respective dates, none of the Commission Filings referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Commission Filings (including the related notes and schedules) presents fairly the consolidated financial position of the Company and its consolidated subsidiaries as of its date, and each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Commission Filings (including any related notes and schedules) presents fairly the results of operations, retained earnings or case flows, as the case may be, of the Company and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.


8. The Company will promptly notify the Purchaser of (a) any stop order or other suspension of the effectiveness of the Registration Statement and (b) the happening of

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         any event as a result of which the prospectus included in the
         Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


9. Except as otherwise required by applicable law or requirements of any stock exchange or NASDAQ, as applicable, the Company may not issue a press release or otherwise make a public statement or announcement with respect to the completion of the transaction contemplated hereby without the prior consent of the Purchaser, which shall not be unreasonably withheld.


10. The Company and the Purchaser will indemnify the other party as provided in Exhibit "A" attached hereto. For purposes of said Exhibit A, capitalized terms used therein without definition shall have the same meanings therein as are ascribed to said terms in this Agreement.


11. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


12. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares. The execution, delivery and performance of this Agreement by Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action. This agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).


13. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.


14. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser and no provision hereof may be

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         waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original.

         Please execute a copy of this letter which, when executed by the Purchaser, will constitute an Agreement between the Company and the Purchaser.

                                                    Very truly yours,

                                                    TEGAL CORPORATION



                                                    By:___________________
                                                    Name:
                                                    Title:

AGREED TO:

PURCHASER:

ACQUA WELLINGTON NORTH AMERICAN
     EQUITIES FUND LIMITED

By:_____________________________
Name:
Title:



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                                   EXHIBIT 'A'

                            TERMS OF INDEMNIFICATION

(a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"); or Section 20(a) of the Securities Exchange Act, as amended (the "Exchange Act"); from and against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable costs of defense and investigation and all attorneys' fees and expenses) to which the Purchaser and each person, if any, who controls the Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to Shares being sold to the Purchaser (including the prospectus dated January 10, 2000, the prospectus supplement dated February 15, 2000 (the "Prospectus Supplement") which are a part of the Registration Statement), or any amendment or supplement to the Registration Statement, or (ii) the omission or alleged omission to state in that Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, costs and expenses are caused by any such untrue statement or omission or alleged untrue statement or omission of material fact so made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or on the Purchaser's behalf expressly for inclusion therein (an "Indemnifiable Matter").

         The indemnifying party will reimburse the indemnified party and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the indemnified party or the controlling person in investigating, defending against, or preparing to defend against any claim relating to the applicable Indemnifiable Matter.

(b) INDEMNIFICATION BY PURCHASER Purchaser agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Purchaser, but only with respect to information relating to the Purchaser furnished in writing by the Purchaser or with the Purchaser's authorization on the Purchaser's behalf expressly for use in any registration statement or prospectus relating to the Shares, or any amendment or supplement thereto.

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(c)      INDEMNIFICATION PROCEDURES. Promptly after a person receives notice of a claim or the commencement of an action, suit or proceeding for which the person intends to seek indemnification under Paragraph (a), the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under Paragraph (a), except to the extent the indemnifying party has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, or the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with legal counsel chosen by the indemnifying party. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding, except that if, in the opinion of legal counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition precedent to receiving indemnification as provided in Paragraph (a), will, at the cost and expense of the indemnifying party, cooperate in all reasonable respects with the indemnifying party in the defense of the claim, action, suit or proceeding as to which indemnification is sought. No indemnifying party will be liable for any settlement of any claim, action, suit or proceeding effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened claim, action or proceeding with respect which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action other than financial obligations for which the indemnified party will be indemnified hereunder.

(d) CONTRIBUTION. If for any reason the indemnification provided for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss, claim, damage, liability, cost or expense referred to in Paragraph (a), each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party, as a result of the loss, claim, damage, liability, cost or expense (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by the indemnified party, on the other hand, from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss, claim, liability, cost or expense or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss,

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         claim, damage, liability, cost or expense as well as any other relevant equitable considerations.



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